As filed with the Securities and Exchange Commission on June 6, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22824

Steben Select Multi-Strategy Fund

(Exact name of registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of principal executive offices) (Zip code)

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

(240) 631-7600

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Annual Report March 31, 2016

Steben Select Multi-Strategy Fund

Advised By:

Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, MD 20878

240.631.7600

www.steben.com

Steben Select Multi-Strategy Fund
Financial Statements
March 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Steben Select Multi-Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Steben Select Multi-Strategy Fund (the “Fund”) as of March 31, 2016, including the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Steben Select Multi-Strategy Fund as of March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the periods in the two-year period then ended and the financial highlights for each of the periods in the three-year period then ended in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

May 27, 2016

Steben Select Multi-Strategy Fund	1	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Statement of Assets and Liabilities
March 31, 2016

ASSETS
Investment in Steben Select Multi-Strategy Master Fund, at fair value (cost $13,478,950)	$13,094,309
Cash Equivalents (1)	136,372
Investments made in advance	1,355,000
Dividends receivable	288

Total Assets	14,585,969

LIABILITIES
Accrued operating services fee payable	3,274
Accrued distribution and service fee payable	3,365
Subscriptions received in advance	1,569,616

Total Liabilities	1,576,255

NET ASSETS	$13,009,714

COMPONENTS OF NET ASSETS
Paid in capital	$13,393,458
Accumulated net investment loss	(18,450)
Accumulated net realized gain	19,347
Net unrealized depreciation on investments	(384,641)
Net Assets	$13,009,714

(1)	Fidelity Institutional Money Market Portfolio - Class I.

Net Assets
Class A	$1,527,551
Class I	$11,482,163
Shares Outstanding (unlimited shares authorized, $0.01 par value)
Class A	157,708
Class I	1,129,350
Net Asset Value Per Share (net assets/shares outstanding)
Class A	$9.69
Class I	$10.17

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	2	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Statement of Operations
For the Year Ended March 31, 2016

INVESTMENT INCOME
Dividend income	$793
Income from Steben Select Multi-Strategy Master Fund	604,455

Investment Income	605,248
EXPENSES
Operating services fee (Note 5)	21,115
Distribution and service fees - Class A (Note 5)	5,287
Distribution and service fees - Class I (Note 5)	15,833

Total Expenses of Steben Select Multi-Strategy Fund	42,235

Net Investment Income of Steben Select Multi-Strategy Fund	563,013

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain distributions from Steben Select Multi-Strategy Master Fund	18,462
Change in unrealized appreciation/depreciation on investment in Steben Select Multi-Strategy Master Fund	(469,161)

Net Realized and Unrealized Loss on Investments	(450,699)
Net Increase in Net Assets from Operations	$112,314

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	3	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2016	Year Ended March 31, 2015

FROM OPERATIONS
Net investment income	$563,013	$158,973
Net realized gain distributions from Steben Select Multi-Strategy Master Fund	18,462	885
Change in unrealized appreciation/depreciation on investment in Steben Select Multi-Strategy Master Fund	(469,161)	82,367

Net Increase in Net Assets from Operations	112,314	242,225

FROM DISTRIBUTIONS
Net investment income	(580,839)	(158,291)
Net realized gain	(885)	-
Net Decrease in Net Assets from Distributions	(581,724)	(158,291)

FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	9,959,046	2,051,969
Proceeds from reinvestment of distribution	581,724	158,291
Payments for purchases of shareholders’ interests	(77,591)	-
Net Increase in Net Assets from Capital Transactions	10,463,179	2,210,260

Total Increase in Net Assets	9,993,769	2,294,194

NET ASSETS
Beginning of year	3,015,945	721,751

End of year	$13,009,714	$3,015,945

Accumulated Net Investment Income (Loss)	$(18,450)	$261

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	4	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Statement of Cash Flows
For the Year Ended March 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$112,314
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investment in Steben Select Multi-Strategy Master Fund	(10,567,879)
Change in unrealized appreciation/depreciation on investment in Steben Select Multi-Strategy Master Fund	469,161
Net realized gain distributions from Steben Select Multi-Strategy Master Fund	(18,462)

Changes in operating assets and liabilities:
Investments made in advance	(1,180,000)
Dividends receivable	(284)
Accrued operating services fee payable	2,520
Accrued distribution and service fee payable	2,710

Net Cash used in Operating Activities	(11,142,996)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of shares	9,959,046
Distributions paid to shareholders	(581,724)
Proceeds from reinvestment of distribution	581,724
Payments for purchases of shareholders’ interests	(77,591)
Subscriptions received in advance	1,392,114
Net Cash provided by Financing Activities	11,273,569
Net Change in Cash and Cash Equivalents	130,573

CASH AND CASH EQUIVALENTS
Beginning of year	5,799
End of year	$136,372

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	5	Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Notes to Financial Statements

March 31, 2016

1.	Organization

Steben Select Multi-Strategy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and serves as a feeder fund in a master-feeder structure. The Fund has authorized unlimited common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. The Fund is currently authorized to offer Class A and Class I shares. The two classes differ principally in their respective distribution expense arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 3.00% imposed at the time of purchase.

The Fund’s objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. The Fund is a feeder fund that will invest substantially all of its investable assets in the Steben Select Multi-Strategy Master Fund, a Delaware statutory trust (the “Master Fund”). The Fund seeks to achieve its investment objective, through the Master Fund, principally by allocating its assets, directly or indirectly, among investment partnerships, managed funds, securities, swaps and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as hedge funds.

The Board of Trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Steben & Company, Inc. (the “Investment Manager”), to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and a swap firm, and is a member of the National Futures Association as well as with the Securities and Exchange Commission (the “SEC”) as a broker-dealer. Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Fund’s investment program subject to the supervision of the Board.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. At March 31, 2016, the Fund’s beneficial ownership of the Master Fund’s net assets was 22.86%.

Class A and Class I shares will be sold only to persons who are “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended, with an initial minimum investment of $25,000. Additional investments in the Fund must be made in a minimum amount of $5,000. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the shareholders. These repurchases are made at such times and on such terms as may be determined by the Board in its sole discretion. Any shareholder that tenders Shares to the Fund in a repurchase offer that has a valuation date within the first three quarters following the original issue date of the Shares will be subject to an early withdrawal fee at a rate of 2% of the aggregate net asset value of the shareholder’s Shares repurchased by the Fund.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Fund.

Steben Select Multi-Strategy Fund	6	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
March 31, 2016

2.	Summary of Significant Accounting Policies and Practices

a.      Basis of Accounting | The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

b.      Valuation |

Share Valuation. The Fund will calculate its Net Asset Value (“NAV”) as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M.) on the last business day of each calendar month and such other dates as the Board may determine, including in connection with repurchase of Shares, in accordance with the procedures and policies established by the Board. The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.

Investment Valuation. The Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value based on the Fund's proportional share of the Master Fund's partners' capital. Valuation of the investments held by the Master Fund is discussed in the Master Fund's notes to financial statements, included elsewhere in this report.

The Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

c.      Cash Equivalents | The Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents. The Fund considers U.S. regulated money market funds to be cash equivalents.

d.      Security Transactions and Investment Income Recognition | Purchases and sales of securities in the Fund are recorded on a trade-date basis. For investments in securities, interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income as allocated from the Master Fund based upon the Fund’s ownership interest. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method.

e.      Federal Income Taxes | The Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

The Fund has a tax year end of October 31st.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund files a state tax return in Delaware.

Steben Select Multi-Strategy Fund	7	Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Notes to Financial Statements

March 31, 2016

As of October 31, 2015 (the Fund’s tax year end), the tax cost of securities and components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$6,018,498
Gross tax unrealized appreciation	128,779
Gross tax unrealized depreciation	(956)
Net tax unrealized appreciation	127,823
Undistributed long-term gains	885
Other accumulated loss	(15,696)
Total accumulated gains	$113,012

At October 31, 2015, the Fund had no capital loss carry forwards.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

At October 31, 2015 the Fund deferred on a tax basis late year ordinary losses of $15,696.

The Fund distributed $158,291 of ordinary income during the period November 1, 2014 through October 31, 2015 and made no distributions since the commencement of operations on January 2, 2014 through October 31, 2014.

f.      Use of Estimates | The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

g.      Fund Expenses | Pursuant to the Operating Services Agreement with the Fund, the Investment Manager has contractually agreed to pay all of the Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution and Servicing Fees, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, portfolio fund and portfolio fund manager fees and expenses, taxes and governmental fees, acquired fund fees and expenses, shareholder servicing fees, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Operating Services Agreement may be terminated at any time by the Board or upon 60 days written notice by the Fund or the Investment Manager. See Note 5 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC provides accounting, administrative and transfer agency services to the Fund. U.S. Bank, N.A. provides custodian services to the Fund.

Steben Select Multi-Strategy Fund	8	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements

March 31, 2016

h.      Shareholder Accounts |

Issuance of Shares. All purchases accepted by the Fund are accepted at the end of the month, and the NAV of Shares is determined as of the close of business on the last day of that month. Purchases accepted by the Fund become effective as of the opening of business on the first calendar day of the month based on the previous month-end NAV of the Fund Shares.

Prior to the end of each month, the Fund receives Shareholder contributions with an effective subscription date of the first day of the following month. The Fund, in turn, makes contributions to the Master Fund, which has effective subscription dates of the first day of the following month. These amounts are reported as "Subscriptions received in advance" and "Investments made in advance," respectively.

Repurchase of Shares. No Shareholder will have the right to require the Fund to redeem his, her or its Shares (or any portion thereof). The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. These repurchases are made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 65 to 70 days prior to the date that the Shares to be repurchased are valued by the Fund (the “Valuation Date”). The Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust.

Dividends and Distributions to Shareholders | Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Master Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends.

It is anticipated that any gains or appreciation in the Fund’s investments will be treated as ordinary income or long term capital gains. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends or long term capital gains to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV per share (or portion thereof) that a Shareholder owns will be reduced by the amount of the distributions or dividends that the Shareholder actually or constructively receives from that share (or portion thereof).

Pursuant to a dividend reinvestment plan established by the Fund (the “Dividend Reinvestment Plan”), each Shareholder will automatically be a participant under the Dividend Reinvestment Plan and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the Dividend Reinvestment Plan and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the

Steben Select Multi-Strategy Fund	9	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements

March 31, 2016

nominee regarding its status under the Dividend Reinvestment Plan, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the Dividend Reinvestment Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the Dividend Reinvestment Plan.

Shares will be issued pursuant to the dividend reinvestment plan at their NAV determined on the next valuation date following the record date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the Dividend Reinvestment Plan at any time upon written notice to the participants in the Dividend Reinvestment Plan. The Fund may amend the Dividend Reinvestment Plan at any time upon 30 day’s written notice to the participants. Any expenses of the Dividend Reinvestment Plan will be borne by the Fund.

The Fund paid $580,839 out of ordinary income and $885 out of long-term capital gains for the fiscal year ended March 31, 2016, and distributed $158,291 of ordinary income during the year ended March 31, 2015.

3.	Investments

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 – Investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term.”

Level 3 – Investments with significant unobservable inputs (which may include the Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than quarterly.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Steben Select Multi-Strategy Fund	10	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements

March 31, 2016

For the fiscal year ended March 31, 2016, the Fund’s investments consisted primarily of an investment in the Master Fund. The fair value hierarchy of the Master Fund’s investments is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at March 31, 2016.

Description	(Level 1)	(Level 2)	(Level 3)	Total

Investment in Steben Select Multi-Strategy Master Fund	$-	$13,094,309	$-	$13,094,309

Cash Equivalents Money Market Fund	136,372	-	-	136,372
Total Investment in Steben Select Multi-Stategy Master Fund and Cash Equivalents	$136,372	$13,094,309	$-	$13,230,681

The Fund discloses transfers between levels based on valuations at the end of the reporting period. For the fiscal year ended March 31, 2016, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” ASU No. 2015-07 states that investments measured using net asset value per share (or its equivalent) as a practical expedient shall not be categorized within the fair value hierarchy and the reporting entity shall provide the amount measured using the net asset value per share (or its equivalent) practical expedient to permit reconciliation of the fair value of investments included in the fair value hierarchy to the line items presented in the statement of financial position. ASU No. 2015-07 also requires a reporting entity to disclose information that helps users to understand the nature, characteristics, and risks of the investments by class and whether the investments, if sold, are probable of being sold at amounts different from net asset value per share. The changes to disclosures are required for annual reporting periods beginning after December 15, 2015 and interim periods within those annual periods. Adoption of ASU No. 2015-07 will have no effect on the Fund’s net assets. At this time, management is evaluating the impact of ASU No. 2015-07 on the financial statement disclosures.

4.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in actively traded securities, illiquid securities, derivatives and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. The Master Fund’s concentration and liquidity risks are discussed in the notes to the Master Fund’s financial statements which are attached elsewhere in this report. In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund’s off-balance sheet risk in these financial instruments is discussed in the notes to the Master Fund’s financial statements which are attached elsewhere in this report.

Steben Select Multi-Strategy Fund	11	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
March 31, 2016

5.	Related Party Transactions

a.      Investment Management Fee | Under the terms of the Investment Management Agreement between the Investment Manager and the Master Fund, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the month-end net assets of the Master Fund of 1.25%, accrued and payable monthly. So long as the Fund invests all of its investable assets in the Master Fund, the Fund will not directly pay the Investment Manager a management fee. The Master Fund’s management fees accrued during the fiscal year ended March 31, 2016, are discussed in the notes to the Master Fund’s financial statements which are attached elsewhere in this report.

b.      Operating Services Fee | The Fund pays to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.30%, which is paid monthly, based on the month-end net assets of the Fund. For the fiscal year ended March 31, 2016, the Fund incurred $21,115 in operating services fees.

c.      Distribution and Service Fees | The Fund pays Foreside Fund Services, LLC (“Foreside” or the “Distributor”) or a designee a Class A Distribution and Service Fee for the Class A Shares equal to 0.75% (on an annualized basis) of the Fund’s Class A Shares average month-end net assets, payable monthly in arrears. For the Class I Shares, the Fund pays to the Distributor or a designee a Class I Distribution and Service Fee for the Class I Shares equal to 0.25% (on an annualized basis) of the Fund’s Class I Shares average month-end net assets, payable monthly in arrears. The Distributor or designee may transfer or re-allow a portion of the Distribution and Service Fees to certain Intermediaries. The Investment Manager also may pay a fee out of its own resources to Intermediaries.

Pursuant to the conditions of an exemptive order issued by the SEC, the Class A Distribution and Service Fee and Class I Distribution and Service Fee are paid pursuant to plans adopted by the Fund in compliance with the provisions of Rule 12b-1 under the Investment Company Act with respect to Class A Shares (“Class A Plan”) and Class I Shares (“Class I Plan”), respectively. The Distribution and Service Fees serve as a vehicle for the Fund to pay the Distributor for payments it makes to Intermediaries and for the Distributors for ongoing investor servicing. The Distributor may pay all or a portion of the Distribution and Service Fees it receives to Intermediaries. However, the portion of the 0.75% fee under the Class A Plan designated for regulatory purposes as service fees, for the provision of personal investor services as defined under applicable rules, will be deemed not to exceed 0.25% of the Fund’s net assets attributable to Class A Shares.

The Fund incurred $15,833 in distribution and service fees for Class I Shares and $5,287 in distribution and service fees for Class A Shares for the fiscal year ended March 31, 2016.

6.	Capital Share Transactions

As of March 31, 2016, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Fund:

Steben Select Multi-Strategy Fund	12	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
March 31, 2016

	Year Ended March 31, 2016		For the Period August 1, 2014 (Commencement of Operations) through March 31, 2015
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares Sold	145,473	$1,451,843	5,988	$58,500
Shares Reinvested	6,167	63,418	80	773
Net Increase	151,640	$1,515,261	6,068	$59,273

Shares Outstanding:
Beginning of period	6,068		-
End of period	157,708		6,068

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Class I		Class I
	Shares	Amount	Shares	Amount
Shares Sold	812,939	$8,507,203	189,555	$1,993,469
Shares Reinvested	48,082	518,306	15,530	157,518
Shared Redeemed	(7,631)	(77,591)	-	-
Net Increase	853,390	$8,947,918	205,085	$2,150,987

Shares Outstanding:
Beginning of period	275,960		70,875
End of period	1,129,350		275,960

Total Increase		$10,463,179		$2,210,260

7.	Investment Transactions

During the fiscal year ended March 31, 2016, the Fund’s assets were invested in the Master Fund and the Fund made aggregate purchases of $10,567,879 and aggregate sales of $0 in the Master Fund.

8.	Subsequent Events

The Fund offered to repurchase Shares in an amount up to 25% of the net assets of the Fund, calculated as of June 30, 2016 (the “Repurchase Valuation Date”), and each Share tendered for repurchase will be purchased at the net asset value per Share calculated on that date. Shareholders desiring to tender Shares for repurchase had to do so by 12:00 midnight, Eastern Time on April 25, 2016 (the “Notice Date”). Shareholders had the right to change their minds and withdraw any tenders of their Shares until 12:00 midnight, Eastern Time on April 25, 2016 (the “Expiration Date”). No requests for repurchase were received by the Expiration Date.

During the fiscal year ended March 31, 2016, there were two tender requests that were accepted by the Fund in an amount totaling $77,591.

Steben Select Multi-Strategy Fund	13	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements

March 31, 2016

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2016 and determined that there were no additional significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Select Multi-Strategy Fund	14	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Financial Highlights

Steben Select Multi-Strategy Fund – Class A Shares

	Year Ended March 31, 2016		For the Period August 1, 2014 (Commencement of Operations) through March 31, 2015
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$10.25		$10.00

Income (loss) from investment operations:
Net Investment Income	0.79	(1)	0.91	(1)
Net Realized and Unrealized Gain (Loss) on Investments	(0.68)		0.11
Total From Investment Operations	0.11		1.02
Less distributions:
From net investment income	(0.67)		(0.77)
Net Asset Value, end of period	$9.69		$10.25

TOTAL RETURN (2)	0.45%		10.63%	(3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$1,528		$62
Portfolio Turnover	6.25%	(4)(5)	0.00%	(5)(6)
Ratio of Net Investment Income to Average Net Assets	8.01%	(7)	13.57%	(7)(8)
Ratio of Expenses to Average Net Assets*	1.05%	(7)(9)	1.05%	(7)(8)(9)

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Based on net asset value, which does not reflect the sales charge.

(3) Not Annualized.

(4) Portfolio turnover represents the Master Fund's portfolio turnover for the year ended March 31, 2016.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) Portfolio turnover represents the Master Fund's portfolio turnover for the period from April 1, 2014 through March 31, 2015. The portfolio turnover for the period August 1, 2014 through March 31, 2015 was also 0.00%.

(7) Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.

(8) Annualized.

(9) The ratio of expenses to average net assets does not include expenses of the Master Fund. The gross expense ratio including all Master Fund expenses was 2.45% for the year ended March 31, 2016 and for the period August 1, 2014 (Commencement of Operations) through March 31, 2015.

* The Ratio of Expenses to Average Net Assets of the Fund above differs from the Fund's Total Annual Expenses that is included in the Table included in the Summary of Fund Expenses Section of the Fund's Prospectus. The Total Annual Expenses depict the Fund's direct and indirect expenses and include the direct expenses of the Master Fund and the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Portfolio Fund level, as required to be discussed in that table.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	15	Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Financial Highlights

Steben Select Multi-Strategy Fund – Class I Shares

	Year Ended March 31, 2016		Year Ended March 31, 2015		For the Period January 2, 2014 (Commencement of Operations) through March 31, 2014
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$10.70		$10.18		$10.00

Income (loss) from investment operations:
Net Investment Income (Loss)	0.83	(1)	0.95	(1)	(0.01)	(2)(3)
Net Realized and Unrealized Gain (Loss) on Investments	(0.66)		0.38		0.19
Total From Investment Operations	0.17		1.33		0.18
Less distributions:
From net investment income	(0.70)		(0.81)		-

Net Asset Value, end of period	$10.17		$10.70		$10.18

TOTAL RETURN	1.15%		13.47%		1.83%	(4)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$11,482		$2,954		$722
Portfolio Turnover	6.25%	(5)(6)	0.00%	(5)(6)	0.00%	(4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	8.01%	(8)	9.05%	(8)	(0.55)%	(8)(9)
Ratio of Expenses to Average Net Assets*	0.55%	(8)(10)	0.55%	(8)(10)	0.55%	(8)(9)(10)

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Due to the timing of capital share transactions, the per share amount of income (loss) from investment operations varies from amounts shown in the statement of operations.

(4) Not Annualized.

(5) Portfolio turnover represents the Master Fund's portfolio turnover for the period.

(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(7) Portfolio turnover represents the Master Fund's portfolio turnover for the period from August 1, 2013 through March 31, 2014. The portfolio turnover for the period January 2, 2014 through March 31, 2014 was also 0.00%.

(8) Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.

(9) Annualized.

(10) The ratio of expenses to average net assets does not include expenses of the Master Fund. The gross expense ratio including all Master Fund expenses was 1.95% for the year ended March 31, 2016, for the year ended March 31, 2015 and for the period January 2, 2014 (Commencement of Operations) through March 31, 2014.

* The Ratio of Expenses to Average Net Assets of the Fund above differs from the Fund's Total Annual Expenses that is included in the Table included in the Summary of Fund Expenses Section of the Fund's Prospectus. The Total Annual Expenses depict the Fund's direct and indirect expenses and include the direct expenses of the Master Fund and the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Portfolio Fund level, as required to be discussed in that table.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	16	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Financial Statements
March 31, 2016

Steben Select Multi-Strategy Fund	17	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Steben Select Multi-Strategy Master Fund:

We have audited the accompanying statement of assets and liabilities of Steben Select Multi-Strategy Master Fund (the “Master Fund”), including the schedule of investments and cash equivalents, as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodians and investees or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Steben Select Multi-Strategy Master Fund as of March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the periods in the two-year period then ended and the financial highlights for each of the periods in the three-year period then ended in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

May 27, 2016

Steben Select Multi-Strategy Fund	18	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statement of Assets and Liabilities
March 31, 2016

ASSETS
Investments in Portfolio Funds, at fair value (cost $47,850,000)	$56,950,909
Cash Equivalents	755,975
Investments made in advance	1,000,000
Dividends receivable	80

Total Assets	58,706,964

LIABILITIES
Investment management fees payable	59,734
Accrued operating services fee payable	7,169
Subscriptions received in advance	1,355,000

Total Liabilities	1,421,903

NET ASSETS	$57,285,061

Shares outstanding
($0.01 par value; unlimited shares authorized)	5,328,243

Net asset value per share (net assets/shares outstanding)	$10.75

COMPONENTS OF NET ASSETS
Paid in capital	$56,550,166
Accumulated net investment loss	(6,277,087)
Accumulated net realized loss	(2,088,927)
Net unrealized appreciation on investments	9,100,909
Net Assets	$57,285,061

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	19	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statement of Operations
For the Year Ended March 31, 2016

INVESTMENT INCOME
Dividend income	$791
Interest Income	210
Investment Income	1,001

EXPENSES
Investment management fees (Note 6)	611,200
Operating services fee (Note 6)	73,353

Total Expenses	684,553

Net Investment Loss	(683,552)

NET UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(17,184)
Change in unrealized appreciation/depreciation on investments	1,577,079
Net Realized and Unrealized Gain on Investments	1,559,895

Net Increase in Net Assets from Operations	$876,343

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	20	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS
Net investment loss	$(683,552)	$(522,602)
Net realized loss on investments	(17,184)	-
Change in unrealized appreciation/depreciation on investments	1,577,079	5,584,830
Net Increase in Net Assets from Operations	876,343	5,062,228

FROM DISTRIBUTIONS
Net investment income	(3,483,869)	(2,869,136)
Net realized gain	(106,408)	(172,831)
Net Decrease in Net Assets from Distributions	(3,590,277)	(3,041,967)

FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	12,441,500	6,870,000
Proceeds from reinvestment of distributions	3,590,277	3,041,967
Payments for purchases of shareholders' interests	(125,000)	-
Net Increase in Net Assets from Capital Transactions	15,906,777	9,911,967
Total Increase in Net Assets	13,192,843	11,932,228

NET ASSETS
Beginning of year	44,092,218	32,159,990
End of year	$57,285,061	$44,092,218

Accumulated Net Investment Loss	$(6,277,087)	$(3,902,170)

SHARE TRANSACTIONS
Shares sold	1,122,657	618,369
Shares reinvested	335,964	283,092
Shares redeemed	(10,968)	-
Total share transactions	1,447,653	901,461

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	21	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statement of Cash Flows
For the Year Ended March 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$876,343
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(14,300,000)
Sales of investments	2,982,816
Change in unrealized appreciation/depreciation on investments	(1,577,079)
Net realized loss on investments	17,184

Changes in operating assets and liabilities:
Investments made in advance	(1,000,000)
Dividends receivable	(71)
Investment management fees payable	13,757
Accrued operating services fee payable	1,651
Net Cash used in Operating Activities	(12,985,399)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of shares	12,441,500
Distributions paid to shareholders	(3,590,277)
Payments for purchases of shareholders' interests	(125,000)
Proceeds from reinvestment of distributions	3,590,277
Change in Subscriptions received in advance	1,135,000
Net Cash provided by Financing Activities	13,451,500

Net Change in Cash and Cash Equivalents	466,101

CASH AND CASH EQUIVALENTS
Beginning of year	289,874
End of year	$755,975

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	22	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Schedule of Investments and Cash Equivalents
March 31, 2016

				Redemptions
Investments in Portfolio Funds(1):	Percentage of Net Assets	Cost	Fair Value	Frequency	Notice Period Number of Days
Equity Long/Short Strategy:
Marshall Wace Eureka Fund Class B2	11.61%	$6,000,000	$6,647,829	Monthly	30
Visium Global Fund, LP	9.80	5,250,000	5,615,239	Monthly	30
Visium Global Fund, LP Series C	3.73	2,250,000	2,139,414	Quarterly	45
	25.14	13,500,000	14,402,482

Equity Market-Neutral Strategy:
Hunting Hill Equity Arbitrage Fund, LP Class A	7.12	4,000,000	4,077,016	Monthly	30
Voloridge Trading Fund LP	19.33	7,900,000	11,072,346	Monthly	5
	26.45	11,900,000	15,149,362

Fixed-Income Relative Value Strategy:
The Obsidian (Offshore) Fund – Class V Master Series (2)	9.07	5,100,000	5,197,137	Monthly	60
The Obsidian (Offshore) Fund - Class V Series(2)	0.84	500,000	477,586	Monthly	60
	9.91	5,600,000	5,674,723

Global Macro Strategy:
AHL (Cayman) SPC, Class A1 Evolution USD(2)	8.40	3,500,000	4,812,635	Monthly	5
Graham Absolute Return Ltd.(2)	11.02	5,700,000	6,314,682	Quarterly	30
	19.42	9,200,000	11,127,317

Multi-Strategy:
Stratus Feeder Ltd. C USD 1.5 Leverage(2)	18.50	7,650,000	10,597,025	Monthly	60

Total Investments in Portfolio Funds:	99.42	47,850,000	56,950,909

Cash Equivalents:
Money Market Fund:
Fidelity Institutional Money Market Portfolio - Class I, 0.35%(3)(4)	1.32	755,975	755,975

Total Investments in Portfolio Funds and Cash Equivalents	100.74%	$48,605,975	$57,706,884

(1) All Portfolio Funds are non-income producing.

(2) Offshore Portfolio Fund.

(3) 7-Day Yield.

(4) Income Producing.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	23	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Portfolio Fund Strategies

March 31, 2016 (Unaudited)

Equity Long/Short. Portfolio Funds employing a long/short equity strategy seek to profit from stock selection, based primarily on fundamental or quantitative company analysis. Such Portfolio Fund Managers buy stocks they believe to be underpriced in the expectation that they will increase in value (called “going long”) and sell short stocks they believe to be overpriced in the expectation that they will decrease in value (called “going short”). A Portfolio Fund’s net market exposure (that is the value of the allocation to long positions minus that to short positions) may be net long (with a larger allocation to long than short positions), balanced or net short. Portfolio Fund Managers have the flexibility to set and adjust this net market exposure based on their preferred investment style, their bullishness or bearishness on the broad direction of equity indices, as well as the attractiveness of the investment opportunity set. It is common for long/short equity portfolios to be net long much of the time, but the size of this net long exposure will typically be lower than that of a traditional long-only equity fund. In cases where a Portfolio Fund Manager has a high degree of conviction in a long or short position, the Portfolio Fund’s allocation to that stock may be more concentrated than is typical in a traditional long-only equity fund. Portfolio Funds may have a broad global mandate (including developed and emerging markets), or they may specialize in stocks in a particular geographic area, industry, or market capitalization segment. Portfolio Fund Managers can use leverage to amplify potential gains and losses.

Equity Market-Neutral. Equity market-neutral strategies seek to profit from forecasting the relative performance of individual stocks against other comparable peer stocks, while taking little net market exposure. Portfolio Fund Managers typically use sophisticated quantitative trading models to implement their strategies. They buy stocks that their models forecast will outperform peer stocks and sell short those that are expected to underperform. The accuracy of these model forecasts for any single given stock tends to be low, so Portfolio Fund Managers generally build diversified portfolios of hundreds of stocks or more in an attempt to improve the aggregate predictive success of the strategy. Portfolio Funds are constructed to be close to market-neutral either on a dollar basis (meaning the total value of long positions is roughly equal to the short positions) or on a beta basis (meaning the sensitivity of the long positions to a move in the broad stock index is roughly equal in size to the sensitivity of the short positions). This means that relative price movements among stocks, rather than movements in the broad stock market index, will usually drive strategy returns. Portfolio Fund Managers also may choose to balance evenly their long and short portfolio exposure to other risk or style factors such as market capitalization, geography and sector exposure. Significant leverage may be applied to increase potential gains and losses.

Fixed-Income Relative Value. These strategies attempt to take advantage of pricing inefficiencies between similar or related fixed-income instruments. To execute this strategy, a Portfolio Fund Manager typically will invest in undervalued or higher yielding fixed-income instruments, while seeking to hedge some types of risk, such as interest rate risk, with offsetting short positions in lower yielding, fairly valued or overvalued instruments with similar characteristics. Mispricing in related fixed-income instruments can arise for microeconomic reasons, such as an imbalance in supply and demand for certain issues, or for macroeconomic reasons, such as central bank policy. Portfolio Funds have the potential to profit from a positive yield differential between a long position and its short hedge, as well as from any favorable price appreciation of the undervalued long position relative to the short position. The universe of fixed-income instruments is broad, is not limited to any range of maturity, and includes U.S. and foreign sovereign debt securities, mortgage-backed securities, asset-backed securities, corporate credit as well as related derivatives in all of these sectors. Such securities may be investment grade, below investment grade (commonly known as "junk bonds") and distressed. The use of derivatives such as swaps, futures and options is extensive. Significant leverage may be used to increase potential profits and losses.

Global Macro. Global macro strategies seek to generate returns by identifying mispriced assets around the world, using macroeconomic analysis. These Portfolio Funds have a broad authority to invest long or short across geographies, including both developed and emerging markets, as well as across asset classes, including equities, fixed-income, credit, currencies, physical commodities and derivatives of all of these. Some Portfolio Fund Managers may however choose to participate in only a subset of these markets based on their experience and expertise. Portfolio Fund Managers may

Steben Select Multi-Strategy Fund	24	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Portfolio Fund Strategies

March 31, 2016 (Unaudited)

analyze economic data, fiscal and monetary policy, asset valuations, price trends and other factors in determining their investment view. Portfolio Fund positions can be “directional” or “relative value.” Directional trades involve long or short positions that seek to participate in the absolute rise or fall in prices of individual markets. For example, a short position in gold futures would profit from an absolute decline in gold prices. In contrast, a relative value trade seeks to participate in the relative outperformance of one asset against another through a long position in one asset paired against a short position in another. For example, a position in 10-Year U.S. Treasury Notes and a short position in 10-Year Japanese Government Bonds would profit from the relative outperformance of U.S. against Japanese bonds. Global macro strategies may use significant leverage, especially in relative value positions. Such leverage may not be financial leverage involving borrowed money, but rather may be economic leverage that is implicit in derivative instruments.

Multi-Strategy. The Master Fund also may invest in Portfolio Funds that pursue two or more of the strategies listed above as well as others. Indeed, many Portfolio Funds will have exposure to more than one Portfolio Fund strategy or may have characteristics of more than one Portfolio Fund strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund strategies in reports compiled by the Investment Manager. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Investment Manager in its sole discretion.

Steben Select Multi-Strategy Fund	25	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Strategy Allocation Breakdown

March 31, 2016 (Unaudited)

Strategy Allocation Breakdown (Unaudited)

(as a % of total investments)

March 31, 2016

Steben Select Multi-Strategy Fund	26	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements

March 31, 2016

1.	Organization

Steben Select Multi-Strategy Master Fund (the “Master Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company and serves as a master fund in a master-feeder structure. Steben Select Multi-Strategy Fund serves as a feeder fund in the master-feeder structure. The Master Fund has authorized unlimited common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. Shares in the Master Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under the Securities Act of 1933 (“Securities Act”). Investments in the Master Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that include persons who are “accredited investors” (“Shareholders”), as defined in Regulation D under the Securities Act.

The Master Fund’s investment objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. The Master Fund is a “fund of funds” and seeks to achieve its investment objective, primarily by allocating its assets, directly or indirectly, among investment partnerships, managed funds, securities, swaps and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as hedge funds, (collectively, “Portfolio Funds”) that are managed by third-party investment managers (“Portfolio Fund Managers”) that employ a variety of alternative investment strategies.

The Board of Trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Steben & Company, Inc. (the “Investment Manager”), to manage and oversee the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and a swap firm, and is a member of the National Futures Association as well as with the Securities and Exchange Commission (the “SEC”) as a broker-dealer. Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund.

2.	Summary of Significant Accounting Policies and Practices

a.      Basis of Accounting | The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

b.      Valuation |

Share Valuation. The Master Fund will calculate its Net Asset Value (“NAV”) as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M.) on the last business day of each calendar month and such other dates as the Board may determine, including in connection with repurchase of Shares, in accordance with the procedures and

Steben Select Multi-Strategy Fund	27	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements

March 31, 2016

policies established by the Board. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

Investment Valuation. The Investment Manager’s Valuation Committee implements the valuation of the Master Fund’s investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Portfolio Funds. The Investment Manager’s Valuation Committee consists of members of the Board, additional officers of the Master Fund, and one or more representatives of the Investment Manager.

Investments are carried at fair value. As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The fair value of the Portfolio Funds has been estimated using the NAV as reported by the Portfolio Fund Managers of the respective Portfolio Funds. FASB guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of the Portfolio Funds. NAV reported by each Portfolio Fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein and their classification within Level 2 or 3 is based on the Master Fund’s ability to redeem its interest in the near term and liquidate the underlying portfolios.

Certain securities and other financial instruments in which the Portfolio Funds invest may not have readily ascertainable market prices and will be valued by the Portfolio Fund Managers. Such valuations generally will be conclusive with respect to the Master Fund, even though a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will impact the Portfolio Fund Manager’s compensation. Generally, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations made by the Portfolio Fund Managers. The net asset values or other valuation information received by the Investment Manager from the Portfolio Funds will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit. The valuations reported by the Portfolio Fund Managers, upon which the Master Fund will calculate its NAV, may be subject to later adjustment based on information reasonably available at that time. To the extent that subsequently adjusted valuations or revisions to Portfolio Fund net asset values adversely affect the Master Fund’s NAV, the outstanding Shares of the Master Fund will be adversely affected by prior repurchases to the benefit of Shareholders who previously had Shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had Shares repurchased at a NAV per share lower than the adjusted amount.

Under the Valuation Procedures, if the Master Fund, acting reasonably and in good faith, determines that a Portfolio Fund Manager cannot provide valuation of a Portfolio Fund or if the Master Fund determines that the valuation provided by a Portfolio Fund Manager does not represent the fair value of the Master Fund’s interest in a Portfolio Fund, the Master Fund may utilize any other reasonable valuation methodology to determine the fair value of the Portfolio Fund. Although redemptions of interests in Portfolio Funds normally are subject to advance notice requirements, Portfolio Funds typically will make available NAV information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported by the Portfolio Fund, or whether to adjust such value to reflect a premium or discount to such NAV.

Steben Select Multi-Strategy Fund	28	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements

March 31, 2016

In making a fair value determination, the Master Fund will consider all appropriate information reasonably available to it at the time and that the Investment Manager believes to be reliable. The Master Fund may consider factors such as, among others: (i) the price at which recent purchases for or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Master Fund by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements with the Master Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the NAV reported by the Portfolio Fund. The Board reviews all valuation adjustments, which would be undertaken pursuant to the Board-approved policy and procedures.

To the extent that the Investment Manager invests the assets of the Master Fund in securities or other instruments that are not investments in Portfolio Funds (e.g., directly or through separate accounts), the Master Fund will generally value such assets as described below. Securities traded: (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price; and (2) on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the NASDAQ Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and such valuations translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager’s Valuation Committee will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager’s Valuation Committee believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

c.      CFTC Regulation | On August 13, 2013, the CFTC adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to registered investment companies that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds.

In July 2013, the Investment Manager claimed no-action relief from the CFTC registration with respect to its operation of the Master Fund. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether

Steben Select Multi-Strategy Fund	29	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
March 31, 2016

they are deemed to be commodity pools. As of March 31, 2016, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

d.      Cash Equivalents | The Master Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents. The Master Fund considers U.S. regulated money market funds to be cash equivalents.

e.      Security Transactions and Investment Income Recognition | Purchases and sales of securities are recorded on a trade-date basis. For investments in securities, interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method. Investments that are held by the Master Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

f.      Federal Income Taxes | The Master Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. The Master Fund files a state tax return in Delaware.

The Master Fund has a tax year end of October 31st.

The Master Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of October 31, 2015 (the Master Fund’s tax year end), the tax cost of securities and components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$45,393,737
Gross tax unrealized appreciation	9,201,396
Gross tax unrealized depreciation	(7,256,721)
Net tax unrealized appreciation	1,944,675
Undistributed ordinary income	1,493,349
Undistributed long-term gains	45,498
Total distributable earnings	1,538,847
Total accumulated gains	$3,483,522

At October 31, 2015, the Master Fund had no capital loss carry forwards.

Steben Select Multi-Strategy Fund	30	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements

March 31, 2016

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

The Master Fund had deferred late year losses of $15,696 and $0 deferred post-October 2015 losses.

The Master Fund distributed $3,151,084 out of ordinary income and $15,883 out of long-term capital gains during the period November 1, 2014 through October 31, 2015 and distributed $336,422 of ordinary income during the period November 1, 2013 through October 31, 2014.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended October 31, 2015, the Master Fund’s permanent differences resulted in reclassification of $1,792,504 in undistributed net investment income/(loss) and ($1,792,504) in accumulated net realized gain/(loss).

g.      Use of Estimates | The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

h.      Fund Expenses | Pursuant to the Operating Services Agreement with the Master Fund, the Investment Manager has contractually agreed to pay all of the Master Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Master Fund’s organizational and offering expenses but not the following Master Fund expenses: the Management Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, portfolio fund and portfolio fund manager fees and expenses, taxes and governmental fees, acquired fund fees and expenses, shareholder servicing fees, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business. The Operating Services Agreement may be terminated at any time by the Board or upon 60 days written notice by the Master Fund or the Investment Manager. See Note 6 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC provides accounting, administrative and transfer agency services to the Master Fund. U.S. Bank, N.A. provides custodian services to the Master Fund.

i.      Shareholder Accounts |

Issuance of Shares. All purchases accepted by the Master Fund are accepted at the end of the month, and the NAV of Shares is determined as of the close of business on the last day of that month. Purchases accepted by the Master Fund become effective as of the opening of business on the first calendar day of the month based on the previous month-end NAV of the Master Fund Shares.

Prior to the end of each month, the Master Fund receives Shareholder contributions with an effective subscription date of the first day of the following month. The Master Fund, in turn, makes contributions to certain Portfolio Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as "Subscriptions received in advance" and "Investments made in advance," respectively.

Steben Select Multi-Strategy Fund	31	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements

March 31, 2016

The Master Fund reserves the right to reject in whole or in part, in its sole discretion, any request to purchase Shares at any time.

Repurchase of Shares. No Shareholder will have the right to require the Master Fund to redeem his, her or its Shares (or any portion thereof). The Master Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. These repurchases are made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 65 to 70 days prior to the date that the Shares to be repurchased are valued by the Master Fund (the “Valuation Date”). The Master Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Master Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. In addition, the Master Fund has the right to repurchase Shares of Shareholders if the Master Fund determines that the repurchase is in the best interest of the Master Fund or upon the occurrence of certain events specified in the Master Fund’s Declaration of Trust.

j.      Dividends and Distributions to Shareholders | Dividends will generally be paid at least annually on the Master Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Master Fund invests will not pay any dividends, and this, together with the Master Fund’s expenses, means that there can be no assurance the Master Fund will have substantial income or pay dividends.

It is anticipated that any gains or appreciation in the Master Fund’s investments will be treated as ordinary income or long term capital gains. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends or long term capital gains to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV per share (or portion thereof) that a Shareholder owns will be reduced by the amount of the distributions or dividends that the Shareholder actually or constructively receives from that share (or portion thereof).

Pursuant to a dividend reinvestment plan established by the Master Fund (the “Dividend Reinvestment Plan”), each Shareholder will automatically be a participant under the Dividend Reinvestment Plan and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the Dividend Reinvestment Plan and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Master Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the Dividend Reinvestment Plan, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the Dividend Reinvestment Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the Dividend Reinvestment Plan.

Shares will be issued pursuant to the dividend reinvestment plan at their NAV determined on the next valuation date following the record date (the last date of a dividend period on which an investor can purchase Shares and still be entitled

Steben Select Multi-Strategy Fund	32	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements

March 31, 2016

to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Master Fund before the record date to be effective for that dividend or capital gain distribution. The Master Fund may terminate the Dividend Reinvestment Plan at any time upon written notice to the participants in the Dividend Reinvestment Plan. The Master Fund may amend the Dividend Reinvestment Plan at any time upon 30 day’s written notice to the participants. Any expenses of the Dividend Reinvestment Plan will be borne by the Master Fund.

During the fiscal year ended March 31, 2016, the Master Fund paid $3,483,869 out of ordinary income and $106,408 out of long-term capital gains.

3.	Investments

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 – Investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term.”

Level 3 - Investments with significant unobservable inputs or inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than quarterly.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The Master Fund invests in Portfolio Funds, and classifies those investments as Level 2 or Level 3 depending on the Master Fund’s ability to redeem its interest in the near term. Portfolio Fund investments for which the Master Fund can liquidate its investment within 90 days are classified as Level 2.

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at March 31, 2016. The Portfolio Funds below were valued using the NAV as the practical expedient:

Steben Select Multi-Strategy Fund	33	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements

March 31, 2016

Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Portfolio Funds
Equity Long/Short Strategy	$-	$14,402,482	$-	$14,402,482
Equity Market-Neutral Strategy	-	15,149,362	-	15,149,362
Fixed-Income Relative Value Strategy	-	5,674,723	-	5,674,723
Global Macro Strategy	-	11,127,317	-	11,127,317
Multi-Strategy	-	10,597,025	-	10,597,025
Total Investments in Portfolio Funds	-	56,950,909	-	56,950,909

Cash Equivalents
Money Market Fund	755,975	-	-	755,975
Total Investments in Portfolio Funds and Cash Equivalents	$755,975	$56,950,909	$-	$57,706,884

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. For the fiscal year ended March 31, 2016, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy. Transfers between Levels 2 and 3 in the fair value hierarchy generally relate to changes in liquidity provisions of the Portfolio Funds.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” ASU No. 2015-07 states that investments measured using net asset value per share (or its equivalent) as a practical expedient shall not be categorized within the fair value hierarchy and the reporting entity shall provide the amount measured using the net asset value per share (or its equivalent) practical expedient to permit reconciliation of the fair value of investments included in the fair value hierarchy to the line items presented in the statement of financial position. ASU No. 2015-07 also requires a reporting entity to disclose information that helps users to understand the nature, characteristics, and risks of the investments by class and whether the investments, if sold, are probable of being sold at amounts different from net asset value per share. The changes to disclosures are required for annual reporting periods beginning after December 15, 2015 and interim periods within those annual periods. Adoption of ASU No. 2015-07 will have no effect on the Master Fund’s net assets. At this time, management is evaluating the impact of ASU No. 2015-07 on the financial statement disclosures.

4.	Investment Risks and Uncertainties

Portfolio Funds consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by Portfolio Fund Managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Steben Select Multi-Strategy Fund	34	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements

March 31, 2016

Investments are carried at fair value provided by the respective Portfolio Fund Managers. Because of the inherent uncertainty of valuations, the estimated fair values may differ from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

5.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in actively traded securities, illiquid securities, derivatives and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the fund-of-funds structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Portfolio Funds whereby the Portfolio Fund Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund's risk of loss in these Portfolio Funds is limited to the value of its own investments reported in these financial statements by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.	Related Party Transactions

a.      Investment Management Fee | Under the terms of the Investment Management Agreement between the Investment Manager and the Master Fund, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the month-end net assets of the Master Fund of 1.25%, accrued and payable monthly. For the fiscal year ended March 31, 2016, the Master Fund incurred $611,200 in management fees.

b.      Operating Services Fee | The Master Fund pays to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.15%, which is paid monthly, based on the month-end net assets of the Master Fund. For the fiscal year ended March 31, 2016, the Master Fund incurred $73,353 in operating services fees.

7.	Compensation for Trustees

The independent Trustees are paid annual compensation for service on the Board and its Committees for the portfolios overseen in the complex of funds advised by the Investment Manager “SCI Advised Funds” in an annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining

Steben Select Multi-Strategy Fund	35	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements

March 31, 2016

independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, through the Operating Services Agreement, the Investment Manager reimburses each independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Master Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

8.	Investment Transactions

During the fiscal year ended March 31, 2016 (excluding short-term securities), the aggregate purchases of investments were $14,300,000 and sales of investments were $2,982,816. The Master Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the fiscal year ended March 31, 2016.

9.	Subsequent Events

The Master Fund offered to repurchase Shares in an amount up to 25% of the net assets of the Master Fund, calculated as of June 30, 2016 (the “Repurchase Valuation Date”), and each Share tendered for repurchase will be purchased at the net asset value per Share calculated on that date. Shareholders desiring to tender Shares for repurchase had to do so by 12:00 midnight, Eastern Time on April 25, 2016 (the “Notice Date”). Shareholders had the right to change their minds and withdraw any tenders of their Shares until 12:00 midnight, Eastern Time on April 25, 2016 (the “Expiration Date”). If the Master Fund accepts the tender of the Shareholder’s Shares, the Master Fund will make payment for the Shares it repurchases within 30 days of the Repurchase Valuation Date.

Shares of 10,968 were repurchased during the fiscal year ended March 31, 2016. No requests for repurchase were received by the Expiration Date.

The Master Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Master Fund’s related events and transactions that occurred subsequent to March 31, 2016 and determined that there were no additional significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Select Multi-Strategy Fund	36	Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Financial Highlights

	Year Ended March 31, 2016		Year Ended March 31, 2015		For the Period August 1, 2013 (Commencement of Operations) through March 31, 2014
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$11.36		$10.80		$10.00

Income (loss) from investment operations:
Net Investment Loss	(0.16)	(1)	(0.16)	(1)	(0.10)	(1)(2)
Net Realized and Unrealized Gain on Investments	0.35		1.64		1.04
Total From Investment Operations	0.19		1.48		0.94
Less distributions:
From net investment income	(0.78)		(0.87)		(0.14)
From net realized gains	(0.02)		(0.05)		-
Total distributions	(0.80)		(0.92)		(0.14)

Net Asset Value, end of period	$10.75		$11.36		$10.80

TOTAL RETURN	1.74%		14.26%		9.35%	(3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$57,285		$44,092		$32,160
Portfolio Turnover	6.25%		0.00%		0.00%	(3)
Ratio of Net Investment Loss to Average Net Assets	(1.40)%	(4)	(1.40)%	(4)	(1.40)%	(4)(5)
Ratio of Expenses to Average Net Assets	1.40%	(4)(6)	1.40%	(4)(6)	1.40%	(4)(5)(6)

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2) Due to the timing of capital share transactions, the per share amount of loss from investment operations varies from amounts shown in the statement of operations.

(3) Not Annualized.

(4) Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.

(5) Annualized.

(6) The ratio of expenses to average net assets does not include expenses of the Portfolio Funds that are paid indirectly by the Master Fund as a result of its ownership of the Portfolio Funds.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	37	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Steben Select Multi-Strategy Master Fund

Trustee and Officer Information (Unaudited)

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s and day-to-day business decisions based on policies set by the Board. Biographical information for the current Trustees and Officers, including age, principal occupations for the past five years, the length of time served as Trustee, and any other Director/ Trusteeships is set forth below. The Fund is part of the Steben Funds Complex, which is comprised of the Fund, the Steben Select Multi-Strategy Master Fund and Steben Alternative Investment Funds. The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge by visiting www.steben.com.

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Other Directorships During the Past 5 Years
Independent Trustees*
George W. Morriss# Age: 68	Trustee (Since 2013)	Adjunct Professor, Columbia University School of International and Public Affairs, 2012 - 2014; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank ( formerly, People’s Bank), Connecticut (a financial services company), from 1991 to 2001.	Trustee of Neuberger & Berman Funds complex (which consists of 59 funds), since 2007; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).
Mark E. Schwartz# Age: 67	Trustee (Since 2013)	President, TriCapital Advisors, Inc., since 2006.	Appointed Trustee of University of Maryland College Park Foundation since 2015; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

Interested Trustees*
Kenneth E. Steben** Age: 60	Trustee and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

* There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

** Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.

# Member of the Audit Committee and the Governance and Nominating Committee.

Steben Select Multi-Strategy Fund	38	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Steben Select Multi-Strategy Master Fund

Trustee and Officer Information (Unaudited)

Officers of the Fund Who Are Not Trustees

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years
Carl A. Serger Age: 56	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Senior VP and CFO, Ebix Inc., (financial technology company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology company) from 1999 to 2006.
Francine J. Rosenberger Age: 48	Chief Compliance Officer (“CCO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013; Partner, K&L Gates LLP (law firm) from 2003 to January 2013.

Steben Select Multi-Strategy Fund	39	Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Steben Select Multi-Strategy Master Fund
Additional Information

March 31, 2016 (Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the tax year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Steben Select Multi-Strategy Master Fund	0.008%
Steben Select Multi-Strategy Feeder Fund	0.700%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Master Fund was as follows:

Steben Select Multi-Strategy Master Fund	4.14%

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Select Fund and the Master Fund use to determine how to vote proxies relating to portfolio securities, as well as information on how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 after commencement of operations will be available on Form N-PX without charge by calling 1-800-726-3400, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure

The Select Fund and the Master Fund each file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q is available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Privacy Policy

Both the Select Fund and the Master Fund collect non-public information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information is provided to unaffiliated third parties (such as to the investment adviser to the Select Fund and the Master Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Select Fund or the Master Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Steben Select Multi-Strategy Fund	40	Annual Report to Shareholders

Delivery of Documents

If you invest in the Select Fund through a financial institution, you may be able to receive the Select Fund’s regulatory mailings, such as the Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
info@steben.com	Visit our website at www.steben.com

By Telephone:	By Mail:
Call (800) 726-3400	Steben Select Multi-Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on www.steben.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.steben.com and by calling 1-800-726-3400 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-726-3400.

Fund Service Providers:

CUSTODIAN U.S. Bank, N.A. Milwaukee, Wisconsin	TRANSFER AGENT U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Columbus, Ohio	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. George Morriss is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$14,000	$13,650
Audit-Related Fees	$4,500	$4,200
Tax Fees	$7,100	$6,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2016	FYE 3/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	$7,100	$6,800
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund invests a substantial portion of its assets in securities of Portfolio Funds. These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. However, Steben & Company, Inc. (the “Investment Manager”) and/or the Master Fund may, under some circumstances, receive proxies from certain Portfolio Funds and other issuers. The Board of Trustees has delegated to the Investment Manager authority to vote all proxies relating to the Fund’s or Master Fund’s portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting set out in the Fund’s Registration Statement effective July 29, 2015. Information on how the Fund and the Master Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ending June 30, 2016 will be available on Form N-PX without charge by calling 800-726-3400, or on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Committee Member / Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000’s omitted)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (000,000’s omitted)
Kenneth E. Steben	Registered Investment Companies	3	$154	0	$0
	Other Pooled Investment Vehicles	2	$684	0	$0
	Other Accounts	0	$0	0	$0
John Dolfin	Registered Investment Companies	3	$154	0	$0
	Other Pooled Investment Vehicles	2	$684	0	$0
	Other Accounts	0	$0	0	$0
Basak Akiska	Registered Investment Companies	3	$154	0	$0
	Other Pooled Investment Vehicles	2	$684	0	$0
	Other Accounts	0	$0	0	$0

Biographical Information

Kenneth E. Steben is the President and Chief Executive Officer of the Investment Manager. Mr. Steben received his Bachelor’s Degree in Interdisciplinary Studies, with a concentration in Accounting in 1979 from Maharishi University of Management. He holds his Series 3, 5, 7, 24, 63 and 65 FINRA licenses, and has been a CFTC listed Principal and registered as an Associated Person of the Investment Manager since March 15, 1989.

John Dolfin is the Chief Investment Officer of the Investment Manager. Mr. Dolfin earned a Bachelor’s degree in Philosophy, Politics and Economics from Oxford University in 1993, and a Masters in Economics from Yale University in 1996. Previously, he served as Director and Head of Macro and CTA Strategies at Merrill Lynch Wealth Management, a financial advisory firm, from July 2006 to June 2010. More recently, he served as Managing Director in the Liquid Strategies Group at SAFANAD Inc., an investment management firm, from June 2010 to February 2011. From March to July 2011, he was engaged in various personal projects. Mr. Dolfin has been a CFA charter holder since 2005 and has been a CFTC listed Principal of the Investment Manager since July 2, 2012.

Basak Akiska is Director of Operational Due Diligence at the Investment Manager. Ms. Akiska earned a Bachelor’s degree in Management from University of Massachusetts Amherst in 1999 and a Masters in Accounting from University of Virginia in 2000. Previously, she served as Senior Due Diligence Analyst at FRM/MAN Investments, a financial advisory firm, from June

2006 to February 2013. Prior to that, Ms. Akiska served as an Internal Audit Manager at XL Capital, and as an Audit Manager at Ernst & Young LLP., an independent public accounting firm. Ms. Akiska acquired her CPA license in 2004 (currently inactive).

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the shares of the Fund beneficially owned as of March 31, 2016 by each Investment Committee Member.

Investment Committee Member	Dollar Range of Fund Shares Owned
Kenneth E. Steben	$100,001 to $500,000
John Dolfin	$0
Basak Akiska	$0

Conflicts of Interest of the Investment Manager

As an investment adviser and fiduciary, the Investment Manager owes its clients and shareholders an undivided duty of loyalty. The Investment Manager recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Investment Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Investment Manager has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Investment Manager own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, the Investment Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Investment Manager. The Investment Manager’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Investment Manager.

Managing Multiple Accounts for Multiple Clients. The Investment Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. These conflicts increase where, as here, an investment professional receives performance-based compensation from some accounts but not from others, or receives asset-based compensation from accounts with different advisory fees. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles, such as hedge funds. Among other things, investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Investment Manager routinely are required to select and allocate investment opportunities among accounts. The Investment Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to Portfolio Funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Investment Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Investment Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Investment Manager could share in investment gains.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

The Investment Manager’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for the Investment Manager’s clients, including shareholders of the Fund. Except as described below, investment professionals do not receive any direct compensation based upon the investment returns of any individual client account.

Mr. Steben indirectly owns equity interests in the Investment Manager. He receives a salary and distributions based on profits of the Investment Manager. As it relates to the Fund, the Master Fund and the Steben & Company Advised Fund Complex, Mr. Dolfin receives his compensation based on the size of the Fund and of other funds managed by or for which the Investment Manager serves as general partner and the management and advisory fees charged thereon. He is also paid a salary. Ms. Akiska is paid a base salary and is eligible for a performance-

based bonus annually. These individuals, among others, are responsible for the investment processes and management of the Investment Manager. Messrs. Steben and Dolfin and Ms. Akiska believe that to the extent that they are successful in their investment endeavors, the greater the amount of assets over time and the more significant their compensation will be from the Investment Manager.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for the year ended March 31, 2016.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has a nominating committee, consisting of Messrs. George Morriss and Mark Schwartz (the “Nominating Committee”). The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Item 11. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Steben Select Multi-Strategy Fund

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	June 6, 2016

By (Signature and Title):	/s/ Carl Serger
Carl Serger, Chief Financial Officer

Date:	June 6, 2016